Exhibit 99.1

INTERFACE SECURITY SYSTEMS HOLDINGS, INC.
TO PRESENT AT IMPERIAL CAPITAL GLOBAL OPPORTUNITIES CONFERENCE

Interface Security Systems Holdings, Inc. announced today that it will participate in the Imperial Capital Global Opportunities Conference in New York, NY on Thursday, September 17, 2015.

Following the Conference, the slide presentation will be available on the Investor Relations section of the Company’s website at www.interfacesystems.com and will include an update to the Company's Contracted Backlog from $1.6 million for the six months ended June 30, 2015 to $1.9 million through July 31, 2015.

About Interface: Interface is a cloud based managed security services company headquartered in St. Louis, Missouri. Interface manages a broad range of secure, IP-based security solutions for retail, hospitality and small business customers as well as remote interactive video surveillance. Interface operates two UL Approved 5-Diamond CSAA Certified Secure Operations Centers and a nationwide service delivery infrastructure. Interface is a portfolio company of SunTx Capital Partners. For more information on Interface, visit www.interfacesystems.com.

About SunTx Capital Partners: SunTx Capital Partners, LP (SunTx), is a Dallas, TX based private equity firm that invests in middle market manufacturing, distribution and service companies. SunTx specializes in supporting talented management teams in industries where SunTx can apply its operational experience and financial expertise to build leading middle-market companies with operations typically in the Sun Belt region of the United States. SunTx was founded in 2001 and currently has over $600 million assets under management. The capital committed by SunTx comes from the principals of SunTx as well as from institutional investors, including leading university endowments and corporate and public pension funds. More information about SunTx can be found at www.suntx.com.

Cautionary Statement Regarding Forward Looking Statements

This press release may include forward-looking statements within the meaning of Section 27A of the
Securities Act and Section 21E of the Exchange Act, regarding, among other things, our plans, strategies and prospects, both business and financial. Although we believe that our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions including, without limitation, the factors described under
"Risk Factors" from time to time in our filings with the Securities and Exchange Commission (“SEC”).
Many of the forward-looking statements contained in this presentation may be identified by the use of forward-looking words such as “estimates,” “expects,” “anticipates,” “projects,” “forecasts,” “plans,”
“intends,” “believes,” “seeks,” “may,” “will,” “could,” “would,” “should,” and "potential", among others.
Important factors that could cause actual results to differ materially from the forward-looking statements we make in this press release attached hereto are set forth in other reports or documents that we file from time to time with the SEC, and include, but are not limited to:

•	our inability to maintain compliance with various covenants under the Revolving Credit Facility to borrow funds;

•
restrictions in the indenture governing the 2.50% / 14.50% Senior Contingent Cash Pay Notes issued by Interface Master Holdings, Inc. on our ability to incur additional funded debt, other than amounts available under the Revolving Credit Facility;

•	our ability to compete effectively in a industry;

•	catastrophic events that may disrupt our business;

•	our ability to retain customers;

•	concentration of recurring monthly revenue (“RMR”) in a few top customers and concentration of our business in certain markets;

•	our ability to manage relationships with providers, including telecommunication providers and broadband service providers;

•	our reliance on third party component providers and the risk associated with any failure, supply chain disruption or interruption in products or services provided by these third parties;

•	our reliance on third party software and service providers;

•	our ability to obtain or maintain necessary governmental licenses and comply with applicable laws and regulations;

•	changes in governmental regulation of communication monitoring;

•
our reliance on network and information systems and other technologies and our ability to manage disruptions caused by cyber-attacks, failure or destruction of our networks, systems, technologies or properties;

•	macroeconomic factors;

•	economic, credit, financial or other risks affecting our customers and their ability to pay us;

•	the uncertainty of our future operating results;

•	our ability to attract, train and retain an effective sales force; and

•	the loss of our senior management.

There may be other factors that may cause our actual results to differ materially from the results referred to in the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date of this press release and are expressly qualified in their entirety by the cautionary statements included in this press release. We undertake no obligation to publicly update or revise any forward-looking statement whether as a result of new information, future events or otherwise, except as required by law.

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Media Contacts:

Don Meadows Interface Security Systems (314) 742-6342 don.meadows@interfacesystems.com	Daniel Yunger SunTx Capital Partners Kekst and Company (212) 521-4879 daniel-yunger@kekst.com

Investor Relations Contact:

Heather Helm Interface Security Systems (314) 595-0177 heather.helm@interfacesystems.com

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